                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 31, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


             Imperial Credit Commercial Mortgage Investment Corp.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Maryland                  000-23089                   95-4648345
---------------------------       ------------              -------------------
State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)


       11601 Wilshire Blvd., Suite 2080, Los Angeles, CA       90025
       -------------------------------------------------     ----------
            (Address of principal executive offices)         (Zip Code)


                                (310) 231-1280
                        -------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

     On July 31, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release reporting its earnings for the quarter ended June 30, 1998 and announcing a share repurchase program covering the Company's common stock. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  EXHIBIT

     Exhibit 99.1  Press release of the Registrant, dated July 31, 1998
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.

By:                          /s/  MICHAEL MELTZER
            ------------------------------------------------------
            Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  August 3, 1998
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                                 EXHIBIT INDEX

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
99.1         Press release of the Registrant dated July 31, 1998